UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2006

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-1222	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23301 Wilmington Avenue, Carson, California		90745-6209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (310) 513-7280

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On March 8, 2006, Ducommun Incorporated, (the “Company”) and David H. Dittemore (“Dittemore”) entered into a Severance Agreement dated as of February10, 2006 (the “Agreement”) in the form attached hereto as Exhibit 99.1. Pursuant to the Agreement, the Company agreed (a) to continue to pay Dittemore’s base salary ($340,000 per year) and to continue to provide certain life insurance, medical insurance and dental insurance benefits for a period from February 10, 2006 until August 10, 2007, and (b) to pay Dittemore his annual bonus for 2005. Dittemore is the former president and chief operating officer of the Company.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Severance Agreement between Ducommun Incorporated and David H. Dittemore dated as of February 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

Date: March 14, 2006	By:	/s/ James S. Heiser
James S. Heiser
Vice President, Chief Financial
Officer and General Counsel